SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

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Implant Sciences Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Implant Sciences Corporation
600 Research Drive, Wilmington, Massachusetts 01887
___________________________________________________

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Meeting Date:  March 13, 2012
To the Stockholders of Implant Sciences Corporation:

A Special Meeting of Stockholders (the “Special Meeting”) of Implant Sciences Corporation, a Massachusetts corporation (“we,” “our” or the “Company”), is to be held on March 13, 2012, at 10:00 a.m. Eastern Time, at the offices of the Company located at 600 Research Drive, Wilmington, Massachusetts 01887, to consider and act upon the following matters:

1)
To approve an amendment to the Company’s 2004 Stock Option Plan (the “Plan”) to increase the number of shares of the Company’s common stock subject to the Plan from 2,000,000 shares to 4,000,000 shares;

2)	To consider and act upon a proposal to ratify the selection of the firm of Marcum LLP as our independent registered public accountants for the fiscal year ending June 30, 2012; and

3)	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Our board of directors has fixed the “record date” to be the close of business on February 14, 2012. Only those stockholders whose names appear of record at the close of business on February 14, 2012, as holders of record of our common stock, are entitled to receive notice of and to vote at the Special Meeting or any adjournments thereof.

All stockholders are invited to attend the Special Meeting. Stockholders can help us avoid unnecessary costs and delay by completing and promptly returning the enclosed proxy card. The presence, in person or by properly executed proxy, of a majority of common stock outstanding on the record date is necessary to constitute a quorum at the Special Meeting.

Meeting Attendance:  Please note that if you are attending the Special Meeting, proof of the ownership of our common stock as of the record date must be presented in addition to valid photo identification.

Please Vote:  Every stockholder’s vote is important. Whether or not you intend to be present at the Special Meeting, please complete, sign, date and return the enclosed proxy card in the enclosed return envelope, which requires no postage if mailed in the United States.

By Order of the Board of Directors,

/s/ GLENN D. BOLDUC
Wilmington, MA	Glenn D. Bolduc
February 21, 2012	President and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on March 13, 2012: The Proxy Statement for the Special Meeting is available at http://www.implantsciences.com.

You may obtain directions to the Special Meeting by sending a written request to Implant Sciences Corporation, attention Investor Relations, 600 Research Drive, Wilmington, Massachusetts 01887 or by visiting our website at http:\\www.implantsciences.com/directions.html.

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS
IMPLANT SCIENCES CORPORATION

Meeting Date:  March 13, 2012

GENERAL MATTERS

This Proxy Statement is being furnished to the stockholders of Implant Sciences Corporation, a Massachusetts corporation (“we,” “our” or the “Company”), in connection with the solicitation of proxies on behalf of our Board of Directors for use at the Special Meeting of Stockholders (the “Special Meeting”) to be held on March 13, 2012, at the time and place and for the purposes set forth in the accompanying Notice of Special Meeting, and at any adjournment or postponement of that meeting. This Proxy Statement and accompanying form of proxy will be first mailed to stockholders on or about February 21, 2012.

VOTING PROCEDURES

Qualifications to Vote

Holders of shares of our common stock (the “Common Stock”) at the close of business on February 14, 2012 (the “Record Date”) will be entitled to receive notice of and vote at the Special Meeting.

Shares Entitled to Vote

On the Record Date of February 14, 2012, there were 33,727,998 shares of our Common Stock outstanding which will be entitled to vote at the Special Meeting.

Votes per Share

Holders of our Common Stock are entitled to one vote per share of Common Stock they held of record on the Record Date on each matter that may properly come before the Special Meeting.

Proposals Requiring Stockholder Vote

To consider and act upon the following matters:

1)
To approve an amendment to the Company’s 2004 Stock Option Plan (the “Plan”) to increase the number of shares of the Company’s common stock subject to the Plan from 2,000,000 shares to 4,000,000 shares;

2)	To consider and act upon a proposal to ratify the selection of the firm of Marcum LLP as our independent registered public accountants for the fiscal year ending June 30, 2012; and

3)	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Time and Place

The Special Meeting will be held on March 13, 2012, at 10:00 a.m. Eastern Time, at the offices of the Company located at 600 Research Drive, Wilmington, MA 01887.

Meeting Attendance

Please note that if you are attending the Special Meeting proof of ownership of our Common Stock as of the Record Date of February 14, 2012 must be presented in addition to valid photo identification.

Voting by Proxy

Stockholders are asked to complete and promptly return the enclosed proxy card by mail.

Quorum

Holders of record of our Common Stock on the Record Date are entitled to cast their votes in person or by properly executed proxy at the Special Meeting. The presence, in person or by properly executed proxy, of the holders of a majority of the Common Stock outstanding on the Record Date is necessary to constitute a quorum at the Special Meeting. Abstentions and “broker non-votes” (in cases when a broker has delivered a proxy that does not have authority to vote on the proposal in question) are counted as present in determining whether or not there is a quorum. If a quorum is not present at the time the Special Meeting is convened, we may adjourn or postpone the Special Meeting.

Procedures

All Common Stock represented at the Special Meeting by properly executed proxies received prior to or at the Special Meeting and not properly revoked will be voted at the Special Meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated, such proxies will be voted FOR Proposal #1, and FOR Proposal #2, and persons designated as proxies will vote with their best judgment on such other business as may properly come before the Special Meeting. Our Board of Directors does not know of any matters that will come before the Special Meeting other than that described in the Notice of Special Meeting attached to this Proxy Statement.

Vote Required to Approve Proposals

The vote of stockholders holding a majority of the shares of Common Stock entitled to vote at the Special Meeting is required to approve the amendment to the Plan to increase the number of shares of Common Stock subject to the Plan from 2,000,000 shares to 4,000,000 shares and to ratify the selection of Marcum LLP as our independent registered public accountants for the fiscal year ending June 30, 2012. Abstentions will have the same effect as a vote against these proposals. Broker non-votes are not considered entitled to vote on the proposal to amend our Plan and have no effect on the voting on such matter.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote FOR the proposal to approve an amendment to the Plan to increase the number of shares of Common Stock subject to the Plan from 2,000,000 shares to 4,000,000 shares and FOR the proposal to ratify the selection of Marcum LLP as our independent registered public accountants for the fiscal year ending June 30, 2012.

Revoking a Proxy

Any proxy given pursuant to this solicitation may be revoked at any time before it is voted. Stockholders may revoke a proxy at any time prior to its exercise by filing with the Secretary of our Company a duly executed revocation and proxy bearing a later date or by voting in person by written ballot at the Special Meeting. Attendance at the Special Meeting will not of itself constitute revocation of a proxy. Any written notice revoking a proxy should be sent to:  Roger P. Deschenes, Chief Financial Officer, Implant Sciences Corporation, 600 Research Drive, Wilmington, Massachusetts 01887.

Cost of Proxy Solicitation

We will bear the costs of solicitation of proxies. In addition to the use of the mail, proxies may be solicited personally or by telephone, facsimile or electronic mail, by our directors, officers or employees, without additional compensation. It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward the soliciting material to the beneficial owners of our Common Stock held of record by such persons, and will be reimbursed by us for reasonable expenses incurred therewith.

Company’s Transfer Agent

Computershare Trust Company
350 Indiana Street
Suite 800
Golden, Colorado 80401

Stockholder Information:  1-800-962-4284

Web site:  www.computershare.com

Voting Results

We will announce preliminary voting results at the Special Meeting and publish final results in a Form 8-K to be filed with the Securities and Exchange Commission.

Please Vote

Every stockholder’s vote is important. Whether or not you intend to be present at the Special Meeting, please complete, sign, date and return the enclosed proxy card in the enclosed return envelope, which requires no postage if mailed in the United States.

Directions

You are cordially invited to attend the Special Meeting on March 13, 2012 at 10:00 a.m. Eastern Time. The meeting will be held at our offices located at 600 Research Drive, Wilmington, Massachusetts 01887. You may obtain directions to the Special Meeting by sending a written request to Implant Sciences Corporation, attention Investor Relations, 600 Research Drive, Wilmington, Massachusetts 01887, or by visiting our website at http:\\www.implantsciences.com/directions.html.

Important Notice Regarding the Availability of Proxy Materials for Special Meeting of Stock holders to Be Held on March 13, 2012:  This Notice of Special Meeting of Stockholders and Proxy Statement are available at http://www.implantsciences.com.

PROPOSAL 1

Amendment to the Company’s 2004 Stock Option Plan to increase the
Number of shares of Common Stock subject to the Plan from 2,000,000 shares to 4,000,000 shares

We are asking our stockholders to approve an amendment to our 2004 Stock Option Plan (the “Plan”) to increase the number of shares of Common Stock subject to the Plan from 2,000,000 shares to 4,000,000 shares (in this proposal, the “Amendment”). On March 14, 2011, our Board approved the Amendment, subject to stockholder approval.

The purpose of the Amendment is to promote the interests of our Company and our stockholders by strengthening our ability to attract and retain experienced and knowledgeable employees and to furnish additional incentives to those employees upon whose judgment, initiative and efforts our Company largely depends. The Plan, as approved by our stockholders, provides for the grant of stock options to purchase up to 2,000,000 shares of Common Stock. The Amendment, which is subject to stockholder approval, would provide for the grant of stock options to purchase up to 4,000,000 shares of Common Stock. To date, our Board of Directors has granted options to purchase a total of 3,799,100 shares of Common Stock, of which options to purchase 896,150 shares were granted since March 2011, when our Board adopted the Amendment. All options granted for shares in excess of the 2,000,000 shares previously authorized by our stockholders are contingent on receiving stockholder approval, and will be null and void if stockholder approval is not received within one year of the adoption of the Amendment by our Board of Directors.

We recommend approval of the Amendment to increase the number of shares that may be subject to awards under the Plan to 4,000,000.

We presently anticipate that the number of available shares under the Plan (as amended by the Amendment) is sufficient for issuance of awards under the Plan through the fiscal year ended June 30, 2012. Except with respect to the number of shares of Common Stock subject to equity awards, there are no other material changes to the Plan set forth in the Amendment.

Why You Should Vote for the Amendment

A substantial number of options granted under the Plan are contingent on stockholder approval

The market for the talented engineering and other personnel on which we rely has grown increasingly competitive over the last year. In order to attract, retain and motivate our key employees, since March 2011, when our Board of Directors adopted the Amendment, we have granted options to purchase 896,150 shares of Common Stock to our key employees. Our Board of Directors has not granted any options to our officers or directors since March 2011. If our stockholders do not approve the Amendment, all options granted for shares in excess of the 2,000,000 shares previously authorized by our stockholders will be null and void. We believe that these options were and are an essential part of the compensation packages offered to our employees and that stockholder approval of the Amendment is necessary to retain those employees. In addition, if these options become null and void, we believe that we will have significant difficulty attracting, retaining and motivating key employees during the remainder of the fiscal year. Therefore, we are asking our stockholders to approve the Amendment.

Equity incentives are an important part of our compensation philosophy

Approval of the Amendment is critical to our ongoing effort to create stockholder value. Equity-based incentives are an integral part of our compensation program. We grant stock options to substantially all of our employees. Our emphasis on long-term incentive compensation through the granting of stock options is designed to align our employees’ interests with those of our stockholders, retain key employees through the term of the awards, and motivate our employees to strive for outstanding performance. We rely on stock options as an essential part of the compensation packages necessary for our Company to attract and retain experienced officers and employees. In addition, we believe that equity awards are an effective compensation vehicle because they offer significant potential value with a smaller impact on current income and cash flow.

Description of the Plan

A description of the principal features of the Plan (as amended by the Amendment) is set forth below. The summary is qualified in its entirety by the detailed provisions of the Plan, a copy of which is attached to this Proxy Statement as Appendix A, and the Amendment, a copy of which is attached to this Proxy Statement as Appendix B.

Purpose

The purpose of the Plan is to advance the interests of our Company and its stockholders by encouraging and facilitating the ownership of our stock by persons performing services for our Company in order to enhance our ability to attract, retain and reward such persons and motivate them to contribute to our growth and profitability.

Effective Date

The Plan was adopted by our Board of Directors on May 7, 2004 (the “Effective Date”) and approved by our stockholders on December 14, 2004. A maximum of 1,000,000 shares of Common Stock were originally reserved for issuance under the Plan. On December 12, 2007 our stockholders approved an increase in the number of shares authorized under the Plan to 2,000,000. The Amendment will become effective on the date on which it is approved by the stockholders.

Types of Awards

The ended Plan provides for the following types of awards: (i) incentive stock options and (ii) non-qualified stock options (collectively, “Awards”).

Administration

Our Board administers the Plan. The Board may delegate responsibility for administration of the Plan to a committee, subject to any limitations the Board deems appropriate, and has delegated such responsibility to the Board’s Compensation Committee. The Board and such Committee have full authority to administer the Plan, including authority to interpret and construe any relevant provisions of the Plan, to adopt rules and regulations that it deems necessary, to determine which individuals are eligible to participate and/or receive Awards under the Plan, to determine the amount and/or number of shares subject to the Award and to determine the terms of Awards (which need not be identical).

Stock Subject to the Plan

The Common Stock issued or to be issued under the Plan consists of authorized but unissued shares or issued shares that have been reacquired by our Company in any manner. Subject to adjustment made in connection with a recapitalization, change in control and certain other events set forth in the Plan, the maximum number of shares subject to Awards which may be issued pursuant to the Plan, as amended by the Amendment, will be 4,000,000 shares of Common Stock. In addition, if any Award granted under the Plan is not exercised or is forfeited, lapses or expires, or otherwise terminates without delivery of any Common Stock subject thereto, the shares subject to such Award will again be available for future grants of Awards under the Plan.

Eligibility and Limitations on Grants

Awards under the Plan may be made to employees, officers, directors and consultants of the Company. Awards made to non-employee directors under the Amended Plan may only be granted and administered by a committee meeting the independence requirements of the exchange on which the Company’s common stock is listed.

Terms of Options

The Plan permits grants of stock options intended to qualify as incentive stock options (“ISOs”) under Section 422 of the Internal Revenue Code, as amended (the “Code”), and stock options that do not qualify as ISOs (“non-qualified” options). Options granted under the Plan will be non-qualified options if they fail to qualify as ISOs or exceed the annual limit on ISOs. Only employees of our Company may receive ISOs. Non-qualified options may be granted to any persons eligible to receive ISOs and to our directors and consultants. The exercise price of an ISO may not be less than 100% of the fair market value of the stock subject to the option on the date of grant (110% if the optionee is a 10% holder of our Common Stock). The term of an option will not be longer than ten years (or, in the case of a 10% holder of our Common Stock, five years if the option is an ISO) and may be subject to restrictions on transfer. No option awarded to a prospective employee, consultant or director may become exercisable prior to the date on which such person commences service to our Company.

Options may be exercised in whole or in part with written notice to the Company, accompanied by full payment of the exercise price for the number of shares being purchased. The exercise price may be paid in cash, by check or cash equivalent or by such other consideration as may be approved by the Board from time to time, including, in the Board’s discretion, by means of a “cashless” exercise, in which the optionee surrenders shares of Common Stock having a value equal to the sum of the aggregate exercise price of the option being exercised plus any taxes we may be required to withhold upon such exercise.

Options generally terminate three months after termination of an optionee’s service. If the optionee’s service terminates due to death or disability, the option, to the extent unexercised and exercisable on the date on which the optionee’s service terminated, may be exercised by the optionee, or the optionee’s executor, estate, legal representative or guardian, at any time within 12 months after the optionee’s service terminated. If the optionee is a member of our Board of Directors and the optionee’s service terminates because of his or her retirement as a director, and provided that such director at that time in good standing as determined by the Board, the option, to the extent unexercised and exercisable on the date on which the director’s service terminated, may be exercised by the director, or the director’s guardian or legal representative). In no event, however, may any option be exercised after its expiration date.

The ability to exercise options may be accelerated in the sole discretion of the Board, subject to compliance with the provisions of the Plan.

Transferability

During the lifetime of an optionee, an option may only be exercised by the optionee or by the optionee’s guardian or legal representative. Options are not assignable or transferable by the optionee, except by will or by the laws of descent and distribution. Notwithstanding the foregoing, non-qualified stock options may be assignable or transferable, to the extent permitted by the Board, in its sole discretion, and as set forth in the agreement evidencing such option.

Adjustments and Recapitalization

In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of our Company, the Plan provides that appropriate adjustments will be made in the number and class of shares subject to the Plan and to any outstanding options, as well as to the exercise price per share of any outstanding options.

Change in Control Provisions

In the event of a change in control of our Company, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be, may, without the consent of any optionee, either assume our Company’s rights and obligations under outstanding options or substitute for such outstanding options substantially equivalent options for, or in relation to, the acquiring entity’s capital stock.

Term and Amendment of the Plan

The Plan will terminate ten years from the Effective Date. The Board may terminate or amend the Plan at any time and in any respect, provided that any such termination or amendment will not affect any then outstanding Award unless expressly approved by the Board. Although not specifically stated in the Plan, the Board’s policy is that stockholder approval is required for any amendment that (i) materially increases the benefits accrued to participants under the Plan, (ii) materially increases the number of securities which may be issued under the Plan, (iii) materially expands the class of individuals eligible to participate in the Plan or (iv) extends the term of the Plan.

Tax Withholding

Upon the exercise of an option, we have the right, but not the obligation, to deduct from the shares of Common Stock issuable, or to accept from the optionee the tender of, a number of whole shares of Common Stock having a fair market value, as determined by us, equal to all or any part of the federal, state, local and foreign taxes, if any, we are required by law to withhold with respect to such option, or the Common Stock acquired upon the exercise thereof. Alternatively or in addition, in our discretion, we have the right to require the participant, through payroll withholding, cash payment or otherwise, including by means of a cashless exercise, to make adequate provision for any such tax withholding obligations arising in connection with the option, or the shares acquired upon the exercise thereof.

Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences to participants and our Company with respect to participation in the Plan. This summary is not a complete description of such consequences. Moreover, it does not describe all federal tax consequences under the Plan, nor does it discuss state, local or foreign tax consequences.

Incentive Stock Options

An optionee who is granted an ISO does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and more than one year after the exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (a) the fair market value of the shares at the date of the option exercise or (b) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. Unless limited by Section 162(m) of the Code, we are generally entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

Non-qualified Stock Options

No taxable income is recognized by an optionee upon the grant of a non-qualified stock option. Upon exercise, the optionee will recognize ordinary income equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for those shares. Assuming we comply with Section 162(m) of the Code, we will be entitled to an income tax deduction in the tax year in which the optionee recognizes the ordinary income. When the optionee disposes of shares granted as a non-qualified stock option, any difference between the sale price and the optionee’s exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

Section 280(G) of the Code

To the extent payments that are contingent on a change in control are determined to exceed certain Code limitations, they may be subject to a 20% nondeductible excise tax and our deduction with respect to the associated compensation expense may be disallowed in whole or in part.

Section 409A of the Code

Under Section 409A of the Code, a recipient of a stock option granted with an exercise price that is less than 100% of the fair market value of the underlying Common Stock on the date of grant will realize ordinary income, subject to withholding, in an amount equal to the excess of the fair market value of the common stock on the date of grant over the option price. In addition, the recipient will be subject to an additional excise tax equal to 20% of such amount. Under such circumstances, we will generally be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income (including the 20% excise tax) realized by the option holder. We intends for awards granted under the Plan to comply with Section 409A of the Code.

New Plan Benefits

The size and type of Awards subject to issuance under the Plan, as amended, will be determined by the Board and in accordance with the terms of the Plan. Therefore, it is not possible to predict the future benefits or amounts that will be received by, or allocated to, particular individuals or groups of employees in the future. The number of shares subject to options granted (without regard to vesting or exercise) under the Plan since its inception is as follows:

	Number of Option Shares Granted	Average Per Share Exercise Price of Options ($)
Executive Officers
Glenn D. Bolduc	170,000	$0.20
Bruce R. Bower	175,000	0.42
Roger P. Deschenes	200,000	0.14
Todd A. Silvestri	150,000	0.15
Brenda L. Baron	150,000	0.15
Executive Officer Group	845,000	0.21
Non-Executive Director Group	870,000	0.13
Non-Executive Officer Employee Group	2,084,100	0.58
	3,799,100	0.40

General

The Amendment of the Plan requires the approval of a majority of the shares of Common Stock entitled to vote at the Special Meeting.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 1, TO AMEND THE 2004 STOCK OPTION PLAN.

PROPOSAL 2

Ratification of Selection of Independent Registered Public Accountants

Upon the recommendation of the Audit Committee, the Board of Directors has reappointed Marcum LLP to audit our consolidated financial statements for the fiscal year ending June 30, 2012. On April 19, 2010, UHY LLP, our independent registered public accounting firm, informed us that, effective April 16, 2010, its New England practice had been acquired by Marcum LLP. As a result of this transaction, UHY also informed us that it had resigned as our independent registered public accounting firm effective as of April 19, 2010. The Audit Committee of our Board of Directors appointed Marcum as our independent registered public accounting firm effective April 21, 2010. The firm of Marcum acts as our principal independent registered public accounting firm.

Stockholder ratification of our independent registered public accountants is not required under Massachusetts law or under our Restated Articles of Organization or By-Laws.

If the stockholders do not ratify the selection of Marcum LLP as our independent registered public accountants for the fiscal year ending June 30, 2012, our Board of Directors will evaluate what would be in the best interests of our company and our stockholders and consider whether to select new independent registered public accountants for the current fiscal year or whether to wait until the completion of the audit for the current fiscal year before changing independent auditors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF ITS SELECTION OF MARCUM LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING JUNE 30, 2012.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The following is a summary of the fees billed to us by Marcum and UHY for professional services rendered for the fiscal years ended June 30, 2011 and 2010.  The Audit Committee considered and discussed with both Marcum and UHY the provision of non-audit services to us and the compatibility of providing such services with maintaining their independence as our auditors.

	Years Ended June 30,
Fee Category	2011	2010
Audit fees - UHY LLP	$-	$61,000
Audit fees - Marcum LLP	165,000	162,000
Audit related fees	-	20,000
Tax fees	-	-
All other fees	1,000	1,000
Total fees	$166,000	$244,000

Audit Fees.  Consist of fees billed for professional services rendered for the audit of our annual financial statements and review of financial statements included in our quarterly reports and other professional services provided in connection with regulatory filings.

Audit-Related Fees.  Consist of fees billed for assurance and related services that related to the performance of the audit or review of our financial statements and are not otherwise reported under “Audit Fees”.

Tax Fees.  Consist of fees billed for professional services for tax compliance, tax advice and tax planning.  These services include assistance regarding federal and state tax compliance and acquisitions.

Pre-Approval Policies and Procedures.  The Audit Committee has the authority to approve all audit and non-audit services that are to be performed by the Company’s independent registered public accounting firm.  Generally, the Company may not engage its independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee (or a properly delegated subcommittee thereof).  All Audit-related fees, Tax fees and All other fees were approved by the Audit Committee.

All Other Fees.  Consist of fees billed for professional services other than those fees described above.

Pre-Approval Policies and Procedures.  The Audit Committee has adopted policies which provide that our independent auditors may only provide those audit and non-audit services that have been pre-approved by the Audit Committee, subject, with respect to non-audit services, to a de minimis exception (discussed below) and to the following additional requirements: (i) such services must not be prohibited under applicable federal securities rules and regulations, and (ii) the Audit Committee must make a determination that such services would be consistent with the principles that the independent auditor should not audit its own work, function as part of management, act as an advocate of our Company, or be a promoter of our stock or other financial interests.  The chairman of the Audit Committee has the authority to grant pre-approvals of permitted non-audit services between meetings, provided that any such pre-approval must be presented to the full Audit Committee at its next scheduled meeting.

During fiscal 2011 and 2010, all of the non-audit services provided by Marcum LLP and/or UHY LLP were pre-approved by the Audit Committee.  Accordingly, the Audit Committee did not rely on the de minimis exception noted above.  This exception waives the pre-approval requirements for non-audit services if certain conditions are satisfied, including, among others, that such services are promptly brought to the attention of and approved by the Audit Committee prior to the completion of the audit.

General

The ratification of the selection of the firm of Marcum LLP as our independent registered public accountants for the fiscal year ending June 30, 2012 requires the approval of a majority of the shares of Common Stock entitled to vote at the Special Meeting.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 2, TO RATIFY THE SELECTION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING JUNE 30, 2012.

EXECUTIVE COMPENSATION
Summary Compensation Table

The following table provides information concerning compensation earned in the last two fiscal years ended June 30, 2011 and 2010 by our Chief Executive Officer, Chief Financial Officer, and other most highly compensated executive officers whose total compensation exceeded $100,000 for the fiscal years ended June 30, 2011 and 2010:

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Option Awards ($) (1)	All Other Compensation ($) (2)	Total ($)
Named Executive Officers
Glenn D. Bolduc (4)	2011	$327,301	$-	$45,790	$16,493	$389,584
Chairman, President and Chief Executive Officer	2010	$323,654	$-	$56,780	$12,408	$392,842

Bruce R. Bower (5)	2011	$192,862	$-	$12,756	$20,897	$226,515
Senior Vice President, Sales and Marketing	2010	$24,400	$-	$3,403	$169,800	$197,603

Roger P. Deschenes (6)	2011	$169,150	$-	$9,602	$1,007	$179,759
Vice President, Finance and Chief Financial Officer	2010	$159,462	$-	$13,288	$1,226	$173,976

Todd A. Silvestri	2011	$169,768	$-	$6,628	$884	$177,280
Vice President, Advanced Technology and Product Development	2010	$169,192	$-	$9,764	$6,225	$185,181

Brenda L. Baron	2011	$134,778	$-	$5,584	$1,192	$141,554
Vice President, Manufacturing and Technical Services	2010	$129,036	$-	$7,592	$1,051	$137,679
___________________

(1)
No bonus compensation was paid to the Named Executive Officers with respect to fiscal 2010. Bonus compensation which may be paid to the Named Executive Offices with respect to fiscal 2011 was not calculable as of the date on which this proxy statement was filed with the Securities and Exchange Commission. The Company will determine the bonus compensation payable with respect to fiscal 2011, if any, based on objectives to be met by the Company on or before December 31, 2011 and March 31, 2012.

(2)
The amount reported in this column for the Named Executive Officer represents the dollar amount recognized for financial statement reporting purposes in fiscal 2011 and 2010, determined in accordance with Accounting Standards Codification 718-11-25 Compensation – Stock Compensation. See Note 2 of Notes to Consolidated Financial Statements set forth in our Annual Report on Form 10-K for the assumptions used in determining the value of such awards. For the fiscal years ended June 30, 2011 and 2010, no option awards were granted to the Chief Executive Officer or the named executives, with the exception of Mr. Bower who received option awards exercisable for 100,000 shares of our common stock in fiscal 2011 and 75,000 shares of our common stock in fiscal 2010.

(3)
All other compensation includes, but is not limited to, premiums paid by us for disability and group term life insurance for the chief executive officer and all named executive officers; and consulting fees paid to Mr. Bower, as set forth in the following table:

	Consulting Fees	Disability and Group Term Life Insurance Premiums	Vehicle Allowance	Moving Allowance	Key Man Life Insurance	Legal Fees	Total
Fiscal Year 2011
Named Executive Officers
Glenn D. Bolduc	$-	$1,428	$7,200	$-	$7,865	$-	$16,493
Bruce R. Bower	20,000	897	-	-	-	-	20,897
Todd A. Silvestri	-	884	-	-	-	-	884
Roger P. Deschenes	-	1,007	-	-	-	-	1,007
Brenda L. Baron	-	1,192	-	-	-	-	1,192

Fiscal Year 2010
Glenn D. Bolduc	$-	$1,428	$7,200	$-	$3,318	$462	$12,408
Bruce R. Bower	169,800	-	-	-	-	-	169,800
Todd A. Silvestri	-	507	-	5,719	-	-	6,225
Roger P. Deschenes	-	1,226	-	-	-	-	1,226
Brenda L. Baron	-	1,051	-	-	-	-	1,051

(4)
Our Board of Directors named Mr. Glenn D. Bolduc Chief Financial Officer on July 8, 2008. On January 1, 2009, our Board of Director’s promoted Mr. Bolduc to the position of President, Chief Executive Officer and Chief Financial Officer. We entered into a three-year employment agreement with Mr. Bolduc pursuant to which Mr. Bolduc receives an initial base salary of $275,000, as further described below in the Employment Agreements; Change in Control and Severance Provisions section.

(5)	Mr. Bruce R. Bower joined us on August 2, 2010.

(6)	Mr. Roger P. Deschenes was promoted to Vice President, Finance on January 5, 2009 and to Chief Financial Officer on July 5, 2010.

GRANTS OF PLAN-BASED AWARDS TABLE

The following table summarizes awards made to our Named Executive Officers in fiscal year 2011. Please see the “Outstanding Equity Awards at 2011 Fiscal Year-End” for the outstanding stock option awards and unvested stock awards held by each of the Named Executive Officers as of June 30, 2011.

Name	Grant Date	All Other Stock Awards Number of shares of Stock or Units	All Other Option Awards Number of Shares Underlying Options	Exercise Price or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards (1)
Glenn D. Bolduc		-	-	$-	$-
Bruce R. Bower	08/10/2010	-	100,000	$0.35	$30,000
Todd A. Silvestri		-	-	$-	$-
Roger P. Deschenes		-	-	$-	$-
Brenda L. Baron		-	-	$-	$-
_________________

(1)
Amounts are valued based on the aggregate grand date fair value of the award determined pursuant to Accounting Standards Codification 718-11-25 Compensation – Stock Compensation. See Note 2 of Notes to Consolidated Financial Statements set forth in our Annual Report on Form 10-K for the assumptions used in determining the value of such awards.

Employment Agreements; Change in Control and Severance Provisions

Terms of Employment Agreement with Named Executive Officers

On February 6, 2009, we entered into a three-year employment agreement with Mr. Glenn D. Bolduc, President, Chief Executive Officer and Chief Financial Officer, pursuant to which Mr. Bolduc received an initial base salary of $275,000 per year, commencing as of January 1, 2009. Mr. Bolduc’s base salary is subject to annual review and adjustment, as determined by the Board in its sole discretion. In August, 2011, upon the recommendation of the Compensation Committee, the Board of Directors approved an increase in Mr. Bolduc’s annual base salary to $375,000. Commencing in February 2012, the agreement will automatically renew for additional one-year periods unless notice of non-renewal is given by either party. The agreement also provides for Mr. Bolduc to be eligible to receive incentive compensation in an amount equal to up to 50% of his base salary, upon the achievement of certain performance milestones established by the Board of Directors, “key man” life insurance and a car allowance. Incentive compensation, if any, for subsequent fiscal years will be based on performance milestones to be established by mutual agreement between Mr. Bolduc and us within 60 days after the commencement of each such fiscal year. Incentive compensation payable to Mr. Bolduc for the fiscal year ended June 30, 2011, was not calculable as of the date on which this proxy statement was filed with the Securities and Exchange Commission. We will determine the incentive compensation payable to Mr. Bolduc with respect to fiscal 2011, if any, based on objectives to be met by the Company on or before December 31, 2011 and March 31, 2012.

In connection with his employment agreement, Mr. Bolduc was granted an incentive option under the our 2004 Stock Option Plan to purchase 680,000 shares of our common stock at an exercise price of $0.17 per share. Mr. Bolduc was previously granted additional incentive stock options, as set forth in the table below.

In addition, Mr. Bolduc may participate in our employee fringe benefit programs or programs readily available to employees of comparable status and position. We may terminate his employment for any material breach of this employment agreement at any time. In the event Mr. Bolduc’s employment is terminated by us without “cause” or Mr. Bolduc resigns for “good reason” (as those terms are defined in the agreement), we will pay him twelve months salary on a regular payroll basis and a pro rata portion of any bonus compensation earned during the year of termination, as well as the continuation of certain benefits as separation payments. Under his employment agreement, Mr. Bolduc is subject to restrictive covenants, including confidentiality provisions and a one year non-compete and non-solicitation provision.

Potential Payments Upon Termination or Change in Control

The following table describes the estimated incremental compensation upon (i) termination by the Company of the Mr. Bolduc without “cause,” or (ii) termination by Mr. Bolduc for “good reason,” including certain changes in control involving the Company. The estimated incremental compensation assumes the triggering event had occurred on June 30, 2011. Benefits generally available to all employees are not included in the table. The actual amount of compensation can only be determined at the time of termination or change in control.

	Base Salary Continuation (1)	COBRA Premiums (2)	Life Insurance Premiums (3)	Other
Glenn D. Bolduc	$375,000	$20,204	$877	$-
___________________

(1)	We are required to continue to pay Mr. Bolduc’s annual base salary then in effect for 12 months on a regular payroll basis.

(2)
Represents estimated out-of-pocket COBRA health insurance premium expenses to be paid by us on behalf of Mr. Bolduc after termination. Estimated out-of-pocket COBRA health insurance premium incurred by Mr. Bolduc over the 12-month period following termination to be reimbursed by us. Currently, Mr. Bolduc does not subscribe to health benefits provided by us.

(3)
Represents estimated life insurance premiums to be paid by us on behalf of Mr. Bolduc after termination. We are required to continue in full force and effect, at our expense, the life insurance benefits provided in Mr. Bolduc’s Employment Agreement for a period of 12 months after termination of Mr. Bolduc’s employment or until Mr. Bolduc becomes employed, whichever occurs first.

Outstanding Equity Awards at 2011 Fiscal Year-End

The following table provides information regarding outstanding stock options held by each Named Executive Officer as of the fiscal year ended June 30, 2011.
Named Executive Officers		Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)	Option Expiration Date
Glenn D. Bolduc	(1)	70,000	-	$0.20	12/30/2018
	(2)	66,666	33,334	$0.20	12/30/2018
	(3)	453,334	226,666	$0.17	01/01/2019
		590,000	260,000
Bruce R. Bower	(4)	50,000	25,000	$0.12	03/02/2014
	(5)	25,000	50,000	$0.52	05/07/2015
	(11)	33,333	66,667	$0.35	08/10/2015
		108,333	141,667
Roger P. Deschenes	(9)	25,000	-	$0.20	12/30/2013
	(7)	50,000	25,000	$0.17	02/05/2019
	(8)	66,666	33,334	$0.10	06/30/2019
		141,666	58,334
Todd A. Silvestri	(6)	25,000	-	$0.20	12/30/2013
	(7)	50,000	25,000	$0.17	02/05/2014
	(8)	33,334	16,666	$0.10	06/30/2014
		108,334	41,666
Brenda L. Baron	(10)	22,500	-	$0.20	12/30/2013
	(7)	51,666	25,834	$0.17	02/05/2014
	(8)	33,334	16,666	$0.10	06/30/2014
		107,500	42,500
		1,055,833	544,167
___________________

(1)	Exercisable in installments of 9,780 shares, 30,110 shares, and 30,110 shares on December 20, 2008, December 30, 2009, and December 30, 2010, respectively.

(2)	Exercisable in three equal annual installments commencing December 30, 2009.

(3)	Exercisable in three equal annual installments commencing January 1, 2010.

(4)	Exercisable in three equal annual installments commencing March 2, 2010.

(5)	Exercisable in three equal annual installments commencing May 7, 2011.

(6)	Exercisable in installments of 2,602 shares, 11,199 shares, and 11,199 shares on December 30, 2008, December 30, 2009, and December 30, 2010, respectively.

(7)	Exercisable in three equal annual installments commencing February 5, 2010.

(8)	Exercisable in three equal annual installments commencing June 30, 2010.

(9)	Exercisable in installments of 4,196 shares, 10,402 shares, and 10,402 shares on December 30, 2008, December 30, 2009, and December 30, 2010, respectively.

(10)	Exercisable in installments of 9,116 shares, 6,692 shares, and 6,692 shares on December 30, 2008, December 30, 2009, and December 30, 2010, respectively.

(11)	Exercisable in three equal annual installments commencing August 10, 2011.

2011 Option Exercises and Stock Vested

During the year ended June 30, 2011, there were no exercises of option awards by any of the Named Executive Officers.

Directors’ Compensation

The following table sets forth the annual compensation of our non-employee directors for fiscal 2011, which consisted of annual cash retainers, board and committee meeting fees and equity awards in the form of options pursuant to the 2004 Stock Option Plan. Employee directors do not receive any separate compensation for their service on the Board.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (1)	All Other Compensation ($) (2)	Total ($)
John A. Keating	$23,500	$-	$-	$23,500
Joseph E. Levangie	26,900	-	-	26,900
Robert P. Liscouski	23,500	-	63,400	86,900
Howard Safir	23,600	-	-	23,600
Michael C. Turmelle	27,200	-	-	27,200
___________________

(1)
The amount reported in this column for the non-employee director represents the dollar amount recognized for financial statement reporting purposes in fiscal 2011, determined in accordance with Statement of Accounting Standards Codification 718-10-25 Compensation – Stock Compensation. See Note 2 of Notes to Consolidated Financial Statements set forth in our Annual Report on Form 10-K for the assumptions used in determining the value of such awards. For the fiscal years ended June 30, 2011 and 2010, no option awards were granted to our non-employee directors.

(2)
Mr. Liscouski received $63,400 of other compensation for consulting services provided to us, including attendance at meetings with agencies of the U.S. government. In addition, Mr. Liscouski is a partner at Secure Strategy Group, a firm that has been retained by us to assist with our efforts to acquire additional capital. Mr. Liscouski receives compensation from Secure Strategy Group for services that firm provides to us.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of shares of our Common Stock, as of December 31, 2011, of (i) each person known by us to beneficially own 5% or more of such shares; (ii) each of our directors and executive officers; and (iii) all of our current executive officers, directors, and significant employees as a group. Except as otherwise indicated, all shares are beneficially owned, and the persons named as owners hold investment and voting power.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Under this rule, certain shares may be deemed to be beneficially owned by more than one person, if, for example, persons share the power to vote or the power to dispose of the shares. In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares, for example, upon exercise of an option or warrant, within 60 days of December 31, 2011. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person, and only such person, by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percentage of Class (2)
Executive Officers and Directors
Brenda L. Baron (3)	133,334	*
Glenn D. Bolduc (4)	850,000	2.5%
Bruce R. Bower (5)	108,333	*
Roger P. Deschenes (6)	166,666	*
Todd A. Silvestri (7)	133,334	*
John A. Keating (8)	230,000	*
Joseph E. Levangie (9)	200,000	*
Robert P, Liscouski (10)	260,000	*
Howard Safir (11)	200,000	*
Michael C. Turmelle (12)	1,235,000	3.7%

All Executive Officers and Directors as a group (10 persons) (13)	3,516,667	9.8%
___________________

*      Less than 1%

(1)	Unless otherwise indicated, the business address of the stockholders named in the table above is Implant Sciences Corporation, 600 Research Drive, Wilmington, MA 01887.

(2)	Based on 33,394,664 outstanding shares as of December 31, 2011.

(3)	Includes 133,334 shares of common stock, which may be purchased within 60 days of December 31, 2011 upon the exercise of stock options.

(4)	Includes 850,000 shares of common stock, which may be purchased within 60 days of December 31, 2011 upon the exercise of stock options.

(5)	Includes 108,333 shares of common stock, which may be purchased within 60 days of December 31, 2011 upon the exercise of stock options.

(6)	Includes 166,666 shares of common stock, which may be purchased within 60 days of December 31, 2011 upon the exercise of stock options.

(7)	Includes 133,334 shares of common stock, which may be purchased within 60 days of December 31, 2011 upon the exercise of stock options.

(8)	Includes 230,000 shares of common stock, which may be purchased within 60 days of December 31, 2011 upon the exercise of stock options.

(9)	Includes 200,000 shares of common stock, which may be purchased within 60 days of December 31, 2011 upon the exercise of stock options.

(10)	Includes 200,000 shares of common stock, which may be purchased within 60 days of December 31, 2011 upon the exercise of stock options.

(11)	Includes 200,000 shares of common stock, which may be purchased within 60 days of December 31, 2011 upon the exercise of stock options.

(12)	Includes 240,000 shares of common stock, which may be purchased within 60 days of December 31, 2011 upon the exercise of stock options.

(13)	See footnotes (3) through (12).

OTHER BUSINESS

Our Board of Directors does not intend to present at the Special Meeting any business other than the items stated in the “Notice of Special Meeting of Stockholders” and does not know of any matters to be brought before the Special Meeting other than that referred to above. If, however, any other matters properly come before the Special Meeting requiring a stockholder vote, the persons designated as proxies will vote on each such matter in accordance with their best judgment.

STOCKHOLDER PROPOSALS

Pursuant to procedures set forth in our by-laws, our Nominating/Corporate Governance Committee will consider stockholder nominations for directors if we receive timely written notice, in proper form, of the intent to make a nomination at a meeting of stockholders. To be timely, the notice must be received within the time frame identified in our by-laws, discussed below. To be in proper form, the notice must, among other matters, include each nominee’s written consent to serve as a director if elected, a description of all arrangements or understandings between the nominating stockholder and each nominee and information about the nominating stockholder and each nominee. These requirements are detailed in our amended and restated by-laws, which were attached as an exhibit to our Current Report on Form 8-K filed with the Securities and Exchange Commission on December 18, 2007. A copy of our by-laws will be provided upon written request.

We have not yet selected the date for our next Annual Meeting of Stockholders. We will notify stockholders of the date of our next Annual Meeting of Stockholders, and the deadline for submitting stockholder proposals for inclusion in our proxy materials for that Meeting pursuant to Rule 14a-8 under the Exchange Act, in a subsequent Quarterly Report on Form 10-Q or a Current Report on Form 8-K.

Our by-laws require advance notice of any proposal by a stockholder intended to be presented at an annual meeting that is not included in our notice of annual meeting and proxy statement because it was not timely submitted under the preceding paragraph, or made by or at the direction of any member of the board of directors, including any proposal for the nomination for election as a director.

The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Stockholders who wish to send communications on any topic to the Board should address such communications to Board of Directors c/o Chief Executive Officer, Implant Sciences Corporation, 600 Research Drive, Wilmington, MA 01887.

By Order of the Board of Directors,

/s/ GLENN D. BOLDUC
Wilmington, MA February 21, 2012	Glenn D. Bolduc President and Chief Executive Officer

APPENDIX A

IMPLANT SCIENCES CORPORATION
2004 STOCK OPTION PLAN

1.	ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

1.1 ESTABLISHMENT. The Implant Sciences Corporation 2004 Stock Option Plan (the “Plan”) is hereby established effective as of December 14, 2004, May 7, 2004, by adoption of the Board, and its approval provided it is approved at the 2004 Annual Meeting of Stockholders of the Company (as defined in Section 2). Awards may be granted subject to stockholder approval, but may not be exercised or otherwise settled in the event stockholder approval is not obtained.

1.2 PURPOSE. The purpose of the Plan is to advance the interests of the Company and its stockholders by encouraging and facilitating the ownership of the Stock (as defined in Section 2) of the Company by persons performing services for the Company in order to enhance the ability of the Company to attract, retain and reward such persons and motivate them to contribute to the growth and profitability of the Company.

1.3 TERM OF PLAN. The Plan shall be effective from the date that the Plan is adopted by the Board of Directors of the Company and shall continue in effect thereafter until the earlier of (a) its termination by the Board, or (b) the date on which all of the shares of Common Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Options granted under the Plan have lapsed, or (c) ten (10) years from its effective date. All Options shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the stockholders of the Company.

2.	DEFINITIONS AND CONSTRUCTION.

2.1 DEFINITIONS. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a) “Award” means any award or grant of Options under the Plan.

(b) “Beneficiary” means the person, persons, trust, or trusts entitled by will or by the laws of descent, to exercise a Participant’s Option or other rights under the Plan after the Participant’s death.

(c) “Board” means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, the term “Board” also means such Committee(s).

(d) “Change in Control” shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, a “Transaction”) wherein the stockholders of the Company, immediately before a Transaction, do not retain immediately after a Transaction, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately before a Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the Company or, in the case of a Transaction involving the sale, exchange or transfer of all or substantially all of the Company’s assets, the corporation or other business entity to which the assets of the Company were transferred (the “Transferee”), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Board shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

(e) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

(f) “Committee” means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

(g) “Company” means Implant Sciences Corporation, a Massachusetts corporation, or any successor corporation thereto.

(h) “Consultant” means a person engaged to provide consulting or advisory services (other than as an employee or a director) to the Company.

(i) “Director” means a member of the Board.

(j) “Disability” means the inability of the Participant to perform the major duties of the Participant’s position with the Company because of the sickness or injury of the Participant. The determination of whether or not a Participant is disabled for purposes of this Plan shall be made by, and at the sole discretion of, the Committee.

(k) “Employee” means any person treated as an employee (including an officer or a director who is also treated as an employee) in the records of the Company and, with respect to any Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a director nor payment of a director’s fee shall alone be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the sole exercise of its discretion, whether an individual has become, or has ceased to be, an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the Plan as of the time of the Company’s determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination.

(l) “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Board, in its discretion, in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse. If the Stock is not trading over a public exchange, the “fair market value” shall take into account the latest private transaction in which the Company sold stock to an informed and willing buyer, if any such transaction exists. If the Stock is listed for trading over a public market, the “fair market value” of the Stock on a given day shall be the closing price of the Stock on the American Stock Exchange or the exchange on which the Stock is listed, and if no trading occurs on such date, or the stock is traded on NASDAQ then the "fair market value" shall be the mean between the highest and lowest prices on the nearest trading day before such date.

(m) “Incentive Stock Option” means an Option intended to be (as set forth in the Option Agreement), and which qualifies as, an incentive stock option within the meaning of Section 422(b) of the Code.

(n) “Nonqualified Stock Option” means an Option not intended to be (as set forth in the Option Agreement) or which does not qualify as an Incentive Stock Option.

(o) “Officer” means any person designated by the Board as an officer of the Company.

(p) “Option” means a right to purchase Stock pursuant to the terms and conditions of the Plan. An Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

(q) “Option Agreement” means a written agreement between the Company and an Optionee setting forth the terms, conditions and restrictions pertaining to the Option granted to the Optionee and to any shares of Stock acquired upon the exercise thereof.

(r) “Optionee” means a Participant who has been awarded one or more Options.

(s) An “Ownership Change Event” shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

(t) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(u) “Participant” means any employee, consultant or director to whom an Award has been made under the Plan.

(v) “Participating Company” means the Company or any Parent Corporation or Subsidiary Corporation.

(w) “Service” means a Participant’s employment or service with the Company, whether in the capacity of an employee, a director or a consultant. A Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service to the Company or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service with the Company shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company; provided, however, that if any such leave exceeds ninety (90) days, on the ninety-first (91st) day of such leave the Participant’s Service shall be deemed to have terminated unless the Participant’s right to return to Service with the Company is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as service for purposes of determining vesting under the Participant’s Option. The Participant’s Service shall be deemed to have terminated either upon an actual termination of service or upon the corporation for which the Participant performs services ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination.

(x) “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2. Such Stock may be unrestricted or, at the sole discretion of the Board, be made subject to restrictions relating to employment and transferability.

(y) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(z) “Ten Percent Owner Optionee” means an Optionee who, at the time an Option is granted to the Optionee, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company within the meaning of Section 422(b)(6) of the Code.

(aa) “Vest” or “Vesting”, with respect to Options, means the date, event, or act prior to which an Award is not, in whole or in part, exercisable except at the sole discretion of the Board.

2.2 CONSTRUCTION. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3.	ADMINISTRATION.

1.1 ADMINISTRATION BY THE BOARD. The Plan shall be administered by the Board. All questions of interpretation of the Plan or of any Option or other right awarded hereunder shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or in such Option or right.

1.2 AUTHORITY OF OFFICERS. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of, or which is allocated to, the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election.

1.3 POWERS OF THE BOARD. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Board shall have the full and final power and authority, in its discretion to:

(a) determine the persons to whom, and the time or times at which Awards shall be granted, the types of Awards to be granted, and the number of shares of Stock to be subject to each Award;

(b) determine the terms, conditions and restrictions applicable to Awards; approve one or more forms of Option Agreement;

(c) amend, modify, extend, cancel or renew any Option or waive any restrictions or conditions applicable to any Option or applicable to any shares of Stock awarded or acquired upon the exercise thereof; and

(d) correct any defect, supply any omission, or reconcile any inconsistency in the Plan and take such other actions with respect to the Plan as the Board may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

2.	SHARES SUBJECT TO PLAN.

2.1 MAXIMUM NUMBER OF SHARES ISSUABLE. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be one million (1,000,000) and shall consist of authorized but unissued or reacquired shares of Stock, treasury shares or any combination thereof. If an outstanding Option for any reason expires or is terminated or canceled or if shares of Stock are acquired upon the exercise or Award of an Option, the shares of Stock allocable to the unexercised portion of such Option or such repurchased shares of Stock shall again be available for issuance under the Plan.

2.2 ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Options, in the exercise price per share of any outstanding Options.

3.	ELIGIBILITY AND LIMITATIONS.

3.1 PERSONS ELIGIBLE. Awards may be granted only to Employees, Officers, Consultants and Directors of the Participating Company. For purposes of the foregoing sentence, “Employees,” “Consultants”, and “Directors” shall include prospective Employees, prospective Consultants and prospective Directors to whom Options may be awarded in connection with written offers of an employment or other service relationship with the Company.

3.2 OPTION AWARD RESTRICTIONS. Any person who is not an Employee on the effective date of the Award of an Option to such person may be awarded only a Nonqualified Stock Option. An Incentive Stock Option awarded to a prospective Employee upon the condition that such person become an Employee shall be deemed granted effective on the date such person commences Service with a Participating Company.

3.3 FAIR MARKET VALUE LIMITATION. To the extent that Options designated as Incentive Stock Options (granted under all stock option plans of the Company, including the Plan) become exercisable by an Optionee for the first time during any calendar year for Stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portions of such Options which exceed such amount shall be treated as Nonqualified Stock Options. For purposes of this Section 5.3, Options designated as Incentive Stock Options shall be taken into account in the order in which they were awarded, and the Fair Market Value of Stock shall be determined as of the time the Option with respect to such Stock was awarded. If the Code is amended to provide for a different limitation from that set forth in this Section 5.3, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonqualified Stock Option in part by reason of the limitation set forth in this Section 5.3, the Optionee may designate which portion of such Option the Optionee is exercising. In the absence of such designation, the Optionee shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion shall be issued upon the exercise of the Option.

4.	TERMS AND CONDITIONS OF OPTIONS.

4.1 AWARD AGREEMENTS. Options shall be evidenced by Option Agreements specifying the nature and number of shares of Stock covered thereby, and shall exist in such form as the Board shall from time to time establish. Such Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the terms and conditions herein.

4.2 OPTION VESTING AND EXERCISE PRICE. Each Option Agreement shall include a vesting schedule describing the date, event, or act upon which an Option shall vest, in whole or in part, with respect to all or a specified portion of the shares covered by such Option. Each Option Agreement shall also convey the exercise price for each Option or the means by which such price shall be established, with such exercise price or method of establishment being established in the discretion of the Board; provided, however, that: (a) the exercise price per share for an Incentive Stock Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option, and (b) no Option granted to a Ten Percent Owner Optionee shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option.

4.3 EXERCISABILITY AND TERM OF OPTIONS. Options shall be exercisable as shall be determined by the Board and set forth in the Option Agreement evidencing such Option; provided, however, that: (a) no Incentive Stock Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option awarded to a Ten Percent Owner Optionee shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, or (c) no Option awarded to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences Service with a Participating Company.

4.4 PAYMENT OF OPTION EXERCISE PRICE.

(a) FORMS OF CONSIDERATION AUTHORIZED. Payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made in cash, by check or cash equivalent or by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law.

(b) LIMITATIONS ON FORMS OF CONSIDERATION.

(i) CASHLESS EXERCISE. The Company reserves, at any and all times, the right, in the Board’s sole and absolute discretion, to establish procedures and allow for the exercise of Options (both at the time of grant and at the time of exercise) by means of a cashless exercise.

(ii) PAYMENT BY PROMISSORY NOTE. No promissory note shall be permitted if the exercise of an Option using a promissory note would be a violation of any law. Any permitted promissory note shall be on such terms as the Board shall determine. The Board shall have the authority to permit or require the Optionee to secure any promissory note used to exercise an Option with the shares of Stock acquired upon the exercise of the Option or with other collateral acceptable to the Company.

4.5 TAX WITHHOLDING. Upon the exercise of an Option, the Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Company with respect to such Option, or the Stock acquired upon the exercise thereof. Alternatively or in addition, in its discretion, the Company shall have the right to require the Participant, through payroll withholding, cash payment or otherwise, including by means of a cashless exercise, to make adequate provision for any such tax withholding obligations of the Company arising in connection with the Option, or the shares acquired upon the exercise thereof. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates. The Company shall have no obligation to deliver shares of Stock or to release shares of Stock from an escrow established pursuant to any Agreement entered hereunder until the Company’s tax withholding obligations have been satisfied by the Participant.

4.6 STOCK RESTRICTIONS. Shares issued under the Plan shall be subject such conditions and restrictions as determined by the Board in its discretion at the time an Award is made. The Company shall have the right, at the time of the Award, to place restrictions on Awards including upon shares issued upon the exercise of an Option.

4.7 EFFECT OF TERMINATION OF SERVICE.

(a) OPTIONS. Subject to earlier termination of the Option as otherwise provided herein, and unless otherwise provided by the Board in an Award and set forth in the Agreement related thereto, an Option shall be exercisable after a Participant’s termination of Service only during the applicable time period determined in accordance with the following provisions of this Section 6.7(a) and thereafter shall terminate:

(i) DISABILITY. If the Participant’s Service terminates because of the Disability of the Participant, an Option, to the extent unexercised and exercisable on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Agreement evidencing such Option (the “Expiration Date”).

(ii) DEATH. If the Participant’s Service terminates because of the death of the Participant, an Option, to the extent unexercised and exercisable on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option or Right by reason of the Participant’s death at any time prior to the Expiration Date. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant’s termination of Service.

(iii) RETIREMENT OF DIRECTORS IN GOOD STANDING. If the Participant is a Director, and such Director’s Service terminates because of the retirement of such Director, and provided that such Director is at that time in good standing as determined by the Board, an Option, to the extent unexercised and exercisable on the date on which the Director’s Service terminated for such reason may be exercised by the Director (or the Director’s guardian or legal representative) at any time prior to the Expiration Date.

(iv) OTHER TERMINATION OF SERVICE. If the Participant’s Service terminates for any reason, except Disability or death, an Option, to the extent unexercised and exercisable by the Participant on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months after the date on which the Participant’s Service terminated, but in no event any later than the Expiration Date.

(b) RESERVATION OF RIGHTS. The grant of Awards under the Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

4.8 TRANSFERABILITY OF OPTIONS. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or by the Participant’s guardian or legal representative. No Option shall be assignable or transferable by the Participant, except by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Board, in its sole discretion, and as set forth in the Option Agreement evidencing such Option, a Nonqualified Stock Option shall be assignable or transferable.

5.	CHANGE IN CONTROL.

In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiring Corporation”), may, without the consent of any Participant, either assume the Company’s rights and obligations under outstanding Options or substitute for such outstanding Options substantially equivalent options for, or in relation to, the Acquiring Corporation’s stock.

6.	TERMINATION OR AMENDMENT OF PLAN.

The Plan shall terminate ten (10) years from its effective date. The Board may terminate or amend the Plan at any time. No termination or amendment of the Plan shall affect any then outstanding Award unless expressly provided by the Board.

7.	MISCELLANEOUS PROVISIONS.

7.1 NO RIGHTS OF STOCKHOLDER. Prior to the date on which an Option is exercised, neither the Participant, nor a Beneficiary or any other successor in interest will be, or will have any of the rights and privileges of, a stockholder with respect to any Stock issuable upon the exercise of such Option.

7.2 NO RIGHT TO CONTINUED EMPLOYMENT. Nothing contained herein shall be deemed to give any person any right to employment by the Company or by a Participating Company, or to interfere with the right of the Company or a Participating Company to discharge any person at any time without regard to the effect that such discharge will have upon such person’s rights or potential rights, if any, under the Plan. The provisions of the Plan are in addition to, and not a limitation on, any rights a Participant may have against the Company or a Participating Company by reason of any employment or other agreement with the Company or a Participating Company.

7.3 SEVERABILITY. If any provision of this Plan is held to be illegal or invalid for any reason, the remaining provisions are to remain in full force and effect and are to be construed and enforced in accordance with the purposes of the Plan as if the illegal or invalid provision or provisions did not exist.

Appendix B

IMPLANT SCIENCES CORPORATION

AMENDMENT TO 2004 STOCK OPTION PLAN

MARCH 14, 2011

This Amendment to the 2004 Stock Option Plan (this “Amendment”) of Implant Sciences Corporation, a Massachusetts corporation (the “Corporation”), is effective as of March 14, 2011.

1.	Section 4.1 of the Corporation’s 2004 Stock Option Plan is hereby deleted in its entirety and replaced with the following:

“4.1  Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be four million (4,000,000) and shall consist of authorized but unissued or reacquired shares of Stock, treasury shares or any combination thereof. If an outstanding Option for any reason expires or is terminated or canceled or if shares of Stock are acquired upon the exercise or Award of an Option, the shares of Stock allocable to the unexercised portion of such Option or such repurchased shares of Stock shall again be available for issuance under the Plan.”

2.	This Amendment shall be governed by and construed according to the laws of the Commonwealth of Massachusetts.

3.	All other terms of the 2004 Stock Option Plan shall remain in full force and effect.

This Amendment was approved by the Board of Directors of the Corporation effective as of March 14, 2011.

IMPLANT SCIENCES CORPORATION.
600 RESEARCH DRIVE
WILMINGTON, MASSACHUSETTS 01887

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following proposal(s):
	For	Against	Abstain
1.  To approve an amendment to the Company’s 2004 Stock Option Plan (the “Plan”) to increase the number of shares of the Company’s common stock subject to the Plan from 2,000,000 shares to 4,000,000 shares.
	□	□	□
2. To ratify the selection of Marcum LLP as our independent registered public accountants for the fiscal year ending June 30, 2012.	□	□	□

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

IMPLANT SCIENCES CORPORATION
This proxy is solicited by the Board of Directors for the
Special Meeting of Stockholders to be held on
March 13, 2012, at 10:00 AM Eastern Time at the
offices of the Company at 600 Research Drive, Wilmington, MA 01887

The undersigned hereby constitutes and appoints Glenn D. Bolduc, Roger P. Deschenes, and each of them, attorneys with full power of substitution, with the powers the undersigned would possess if personally present, to vote all shares of Common Stock of the undersigned in IMPLANT SCIENCES CORPORATION at the Special Meeting of stockholders to be held on March 13, 2012, and at any adjournments thereof and on all matters properly coming before the meeting.

This proxy will be voted as directed or, if no direction is indicated, will be voted FOR Proposal # 1 and FOR Proposal # 2.

Note:  Please note that if you are attending the Special Meeting, proof of ownership Implant Sciences Corporation’s Common Stock as of the record date must be presented in addition to valid photo identification.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on March 13, 2012:  The Proxy Statement for the Special Meeting is available at http://www.implantsciences.com.

Continued and to be signed on reverse side